Mesa Acquisition of Gyros Protein Technologies

October 31, 2019

Gary Owens, President and CEO

John Sakys, CFO

John Sullivan, Chairman and Investor Relations

Safe Harbor Statement

The information provided in this presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, among others, statements regarding our operating results, the success of our internal operating plans and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations. Generally, the words "believe," "estimate," "expect," "project," "anticipate," "intend," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to revenue growth and statements expressing general views about future operating results — are forward-looking statements. In addition, forward-looking statements include statements in connection with the ability to successfully integrate the businesses, risks related to disruption of management time from ongoing business operations due to the acquisition of Gyros Protein Technologies Holding AB ("GPT"), the risk that any announcements relating to the transaction could have adverse effects on the market price of Mesa Labs' securities, the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation relating to the transaction, the risk that the transaction and its announcement could have an adverse effect on the ability of Mesa Labs and GPT to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that the combined company may not operate as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the transaction or that it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in our Annual Report on Form 10-K for the year ended March 31, 2019, and those described from time to time in our subsequent reports filed with the Securities and Exchange Commission.

In this presentation, we refer to non-GAAP financial measure adjusted operating income ("AOI") which is defined to exclude the non-cash impact of amortization of intangible assets, stock-based compensation expense, and impairment loss on goodwill and long-lived assets. We are unable to provide a reconciliation of forward-looking AOI because components of the calculation are inherently unpredictable and currently unkno

Strategic Rationale

Attractive Growth	Highly differentiated leader serving the fast-growing biopharmaceutical development market increasing Mesa's overall organic growth potential
Strong Team	Brings a talented global team with a strong track record of innovation and deep customer intimacy
The Mesa Way	Opportunity to leverage *The Mesa Way* to accelerate sustainable growth in a highly attractive business

Accretive to Mesa on multiple levels

Gyros Protein Technologies Snapshot



100%
80%
60%
40%
20%
0%
Percentage of Revenue
Peptide Synthesis
Immunoassay
Consumables & Service
Instruments
Asia Pacific
Europe
North America
Distribution
Direct
Product
Mix
Geography
Channel

~ $37-40M
Next 12 Months Revenues

>60%*
Gross Margin

>10%
Anticipated Core Revenues Growth

Critical to quality products with attractive recurring revenue profile, geographic upside and deep customer intimacy

*Excluding the impact of purchase accounting

MesaLabs

Immunoassay




Sandwich assay on streptavidin bead
Affinity-capture column (15 nL)
Bioaffy CD microstructure
Gyrolab Bioaffy CD





Automated, microfluidic immunoassay platform that solves critical repeatability, turnaround time, and sample size needs in Biopharmaceutical Development

Peptide Synthesis







Automated, parallel production of multiple synthetic peptides. Used to research and develop peptide-based therapies - e.g. Insulin (diabetes), Oxytocin (final stage pregnancy), Vasopressin(water retention).

Transaction Details

Growth Potential 〉 >10% anticipated mid-term core revenues and AOI* growth

ROIC 〉 Expect high single digit AOI returns by year 5, AOI per share accretive in year 1*

Funding 〉 Cash on hand

Strong value creation opportunity

*Excluding the impact of purchase accounting